The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate
space for responding to	Item 72DD correctly,
the correct answer is as follows (in 000's):

A-Class
Janus Asia Equity Fund $15
Janus Balanced Fund $6,901
Janus Contrarian Fund $5
Janus Emerging Markets Fund $5
Janus Enterprise Fund $0
Janus Forty Fund $3,140
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Real Estate Fund $186
Janus Global Research Fund $45
Janus Global Select Fund $0
Janus Global Technology Fund $0
Janus Growth and Income Fund $269
Janus International Equity Fund $331
Janus Overseas Fund $5,806
Janus Preservation Series - Global $0
Janus Preservation Series - Growth $0
Janus Research Fund $58
Janus Triton Fund $0
Janus Venture Fund $0
Perkins Global Value Fund $452
Perkins International Value Fund $1

C-Class
Janus Asia Equity Fund $7
Janus Balanced Fund $4,180
Janus Contrarian Fund $0
Janus Emerging Markets Fund $2
Janus Enterprise Fund $0
Janus Forty Fund $474
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Real Estate Fund $74
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $0
Janus Growth and Income Fund $85
Janus International Equity Fund $0
Janus Overseas Fund $1,821
Janus Preservation Series - Global $0
Janus Preservation Series - Growth $0
Janus Research Fund $0
Janus Triton Fund $0
Janus Venture Fund $0
Perkins Global Value Fund $117
Perkins International Value Fund $0

D-Class
Janus Asia Equity Fund $138
Janus Balanced Fund $12,948
Janus Contrarian Fund $4,076
Janus Emerging Markets Fund $258
Janus Enterprise Fund $1,574
Janus Fund $19,624
Janus Global Life Sciences Fund $0
Janus Global Real Estate Fund $478
Janus Global Research Fund $7,682
Janus Global Select Fund $7,412
Janus Global Technology Fund $0
Janus Growth and Income Fund $26,987
Janus International Equity Fund $211
Janus Overseas Fund $51,455
Janus Preservation Series - Global $0
Janus Preservation Series - Growth $0
Janus Research Fund $10,495
Janus Triton Fund $0
Janus Venture Fund $0
Perkins Global Value Fund $2,091
Perkins International Value Fund $10

I-Class
Janus Asia Equity Fund $23
Janus Balanced Fund $11,199
Janus Contrarian Fund $312
Janus Emerging Markets Fund $481
Janus Enterprise Fund $1,226
Janus Forty Fund $8,593
Janus Fund $594
Janus Global Life Sciences Fund $0
Janus Global Real Estate Fund $762
Janus Global Research Fund $732
Janus Global Select Fund $224
Janus Global Technology Fund $0
Janus Growth and Income Fund $496
Janus International Equity Fund $551
Janus Overseas Fund $19,000
Janus Preservation Series - Global $0
Janus Preservation Series - Growth $0
Janus Research Fund $782
Janus Triton Fund $0
Janus Venture Fund $0
Perkins Global Value Fund $610
Perkins International Value Fund $54

N-Class
Janus Balanced Fund $15,506
Janus Enterprise Fund $38
Janus Forty Fund $510
Janus Fund $67
Janus International Equity Fund $1,169
Janus Overseas Fund $7,498
Janus Research Fund $280
Janus Triton Fund $0
Janus Venture Fund $0
Perkins Global Value Fund $134
Perkins International Value Fund $8

R-Class
Janus Balanced Fund $1,930
Janus Contrarian Fund $0
Janus Enterprise Fund $0
Janus Forty Fund $753
Janus Fund $2
Janus Global Research Fund $2
Janus Global Select Fund $0
Janus Growth and Income Fund $22
Janus International Equity Fund $9
Janus Overseas Fund $2,876
Janus Triton Fund $0

S-Class
Janus Asia Equity Fund $11
Janus Balanced Fund $6,667
Janus Contrarian Fund $0
Janus Emerging Markets Fund $9
Janus Enterprise Fund $0
Janus Forty Fund $10,407
Janus Fund $64
Janus Global Life Sciences Fund $0
Janus Global Real Estate Fund $18
Janus Global Research Fund $97
Janus Global Select Fund $0
Janus Global Technology Fund $0
Janus Growth and Income Fund $347
Janus International Equity Fund $65
Janus Overseas Fund $19,896
Janus Preservation Series - Global $0
Janus Preservation Series - Growth $0
Janus Research Fund $15
Janus Triton Fund $0
Janus Venture Fund $0
Perkins Global Value Fund $6
Perkins International Value Fund $0

T-Class
Janus Asia Equity Fund $17
Janus Balanced Fund $38,989
Janus Contrarian Fund $1,516
Janus Emerging Markets Fund $23
Janus Enterprise Fund $1,154
Janus Forty Fund $330
Janus Fund $5,280
Janus Global Life Sciences Fund $0
Janus Global Real Estate Fund $258
Janus Global Research Fund $4,662
Janus Global Select Fund $2,385
Janus Global Technology Fund $0
Janus Growth and Income Fund $15,119
Janus International Equity Fund $78
Janus Overseas Fund $68,410
Janus Preservation Series - Global $0
Janus Preservation Series - Growth $0
Janus Research Fund $5,771
Janus Triton Fund $0
Janus Venture Fund $0
Perkins Global Value Fund $1,382
Perkins International Value Fund $4


The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate
space for responding to	Item 72EE correctly,
the correct answer is as follows (in 000's):

A-Class
Janus Asia Equity Fund $34
Janus Balanced Fund $22,326
Janus Contrarian Fund $0
Janus Emerging Markets Fund $0
Janus Enterprise Fund $5,188
Janus Forty Fund $70,677
Janus Fund $88
Janus Global Life Sciences Fund $1,479
Janus Global Real Estate Fund $597
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $492
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus Overseas Fund $0
Janus Preservation Series - Global $70
Janus Preservation Series - Growth $0
Janus Research Fund $54
Janus Triton Fund $23,024
Janus Venture Fund $7,243
Perkins Global Value Fund $694
Perkins International Value Fund $2

C-Class
Janus Asia Equity Fund $28
Janus Balanced Fund $22,100
Janus Contrarian Fund $0
Janus Emerging Markets Fund $0
Janus Enterprise Fund $2,057
Janus Forty Fund $64,091
Janus Fund $25
Janus Global Life Sciences Fund $763
Janus Global Real Estate Fund $276
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $202
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus Overseas Fund $0
Janus Preservation Series - Global $51
Janus Preservation Series - Growth $0
Janus Research Fund $9
Janus Triton Fund $8,455
Janus Venture Fund $863
Perkins Global Value Fund $199
Perkins International Value Fund $2

D-Class
Janus Asia Equity Fund $292
Janus Balanced Fund $37,740
Janus Contrarian Fund $0
Janus Emerging Markets Fund $0
Janus Enterprise Fund $59,386
Janus Fund $26,654
Janus Global Life Sciences Fund $69,261
Janus Global Real Estate Fund $1,473
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $50,487
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus Overseas Fund $0
Janus Preservation Series - Global $53
Janus Preservation Series - Growth $0
Janus Research Fund $7,026
Janus Triton Fund $32,997
Janus Twenty Fund $1,335,477
Janus Venture Fund $203,841
Perkins Global Value Fund $3,111
Perkins International Value Fund $11

I-Class
Janus Asia Equity Fund $44
Janus Balanced Fund $30,278
Janus Contrarian Fund $0
Janus Emerging Markets Fund $0
Janus Enterprise Fund $27,254
Janus Forty Fund $140,021
Janus Fund $715
Janus Global Life Sciences Fund $2,031
Janus Global Real Estate Fund $2,296
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $847
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus Overseas Fund $0
Janus Preservation Series - Global $46
Janus Preservation Series - Growth $0
Janus Research Fund $456
Janus Triton Fund $49,639
Janus Venture Fund $20,129
Perkins Global Value Fund $838
Perkins International Value Fund $54

N-Class
Janus Balanced Fund $42,049
Janus Enterprise Fund $717
Janus Forty Fund $7,536
Janus Fund $92
Janus International Equity Fund $0
Janus Overseas Fund $0
Janus Research Fund $149
Janus Triton Fund $4,807
Janus Venture Fund $1,040
Perkins Global Value Fund $184
Perkins International Value Fund $8

R-Class
Janus Balanced Fund $8,020
Janus Contrarian Fund $0
Janus Enterprise Fund $3,334
Janus Forty Fund $29,362
Janus Fund $18
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus Overseas Fund $0
Janus Triton Fund $5,280

S-Class
Janus Asia Equity Fund $28
Janus Balanced Fund $23,890
Janus Contrarian Fund $0
Janus Emerging Markets Fund $0
Janus Enterprise Fund $13,941
Janus Forty Fund $260,009
Janus Fund $200
Janus Global Life Sciences Fund $719
Janus Global Real Estate Fund $58
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $136
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus Overseas Fund $0
Janus Preservation Series - Global $40
Janus Preservation Series - Growth $0
Janus Research Fund $9
Janus Triton Fund $12,054
Janus Venture Fund $919
Perkins Global Value Fund $10
Perkins International Value Fund $2

T-Class
Janus Asia Equity Fund $35
Janus Balanced Fund $117,337
Janus Contrarian Fund $0
Janus Emerging Markets Fund $0
Janus Enterprise Fund $59,092
Janus Forty Fund $6,843
Janus Fund $8,242
Janus Global Life Sciences Fund $42,706
Janus Global Real Estate Fund $805
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $22,269
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus Overseas Fund $0
Janus Preservation Series - Global $42
Janus Preservation Series - Growth $0
Janus Research Fund $4,339
Janus Triton Fund $84,422
Janus Twenty Fund $847,823
Janus Venture Fund $103,805
Perkins Global Value Fund $2,033
Perkins International Value Fund $5


The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 73A correctly, the correct answer is as follows:

A-Class
Janus Asia Equity Fund $0.1446
Janus Balanced Fund $0.2568
Janus Contrarian Fund $0.0036
Janus Emerging Markets Fund $0.1646
Janus Enterprise Fund $0
Janus Forty Fund $0.3889
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Real Estate Fund $0.1453
Janus Global Research Fund $0.2203
Janus Global Select Fund $0
Janus Global Technology Fund $0
Janus Growth and Income Fund $0.4274
Janus International Equity Fund $0.0921
Janus Overseas Fund $1.2510
Janus Preservation Series - Global $0
Janus Preservation Series - Growth $0
Janus Research Fund $0.1401
Janus Triton Fund $0
Janus Venture Fund $0
Perkins Global Value Fund $0.3041
Perkins International Value Fund $0.0529

C-Class
Janus Asia Equity Fund $0.0777
Janus Balanced Fund $0.1543
Janus Contrarian Fund $0
Janus Emerging Markets Fund $0.0916
Janus Enterprise Fund $0
Janus Forty Fund $0.0648
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Real Estate Fund $0.1246
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $0
Janus Growth and Income Fund $0.2488
Janus International Equity Fund $0
Janus Overseas Fund $0.9172
Janus Preservation Series - Global $0
Janus Preservation Series - Growth $0
Janus Research Fund $0
Janus Triton Fund $0
Janus Venture Fund $0
Perkins Global Value Fund $0.2742
Perkins International Value Fund $0

D-Class
Janus Asia Equity Fund $0.1563
Janus Balanced Fund $0.2895
Janus Contrarian Fund $0.0387
Janus Emerging Markets Fund $0.2250
Janus Enterprise Fund $0.1151
Janus Fund $0.1423
Janus Global Life Sciences Fund $0
Janus Global Real Estate Fund $0.1516
Janus Global Research Fund $0.3178
Janus Global Select Fund $0.0569
Janus Global Technology Fund $0
Janus Growth and Income Fund $0.4655
Janus International Equity Fund $0.1216
Janus Overseas Fund $1.4699
Janus Preservation Series - Global $0
Janus Preservation Series - Growth $0
Janus Research Fund $0.1933
Janus Triton Fund $0
Janus Venture Fund $0
Perkins Global Value Fund $0.3136
Perkins International Value Fund $0.0880

I-Class
Janus Asia Equity Fund $0.1711
Janus Balanced Fund $0.3045
Janus Contrarian Fund $0.0650
Janus Emerging Markets Fund $0.2434
Janus Enterprise Fund $0.1953
Janus Forty Fund $0.5373
Janus Fund $0.1604
Janus Global Life Sciences Fund $0
Janus Global Real Estate Fund $0.1550
Janus Global Research Fund $0.3880
Janus Global Select Fund $0.0812
Janus Global Technology Fund $0
Janus Growth and Income Fund $0.4735
Janus International Equity Fund $0.1318
Janus Overseas Fund $1.4658
Janus Preservation Series - Global $0
Janus Preservation Series - Growth $0
Janus Research Fund $0.2217
Janus Triton Fund $0
Janus Venture Fund $0
Perkins Global Value Fund $0.3399
Perkins International Value Fund $0.1003

N-Class
Janus Balanced Fund $0.3130
Janus Enterprise Fund $0.2324
Janus Forty Fund $0.5920
Janus Fund $0.1393
Janus International Equity Fund $0.1383
Janus Overseas Fund $1.5396
Janus Research Fund $0.2436
Janus Triton Fund $0
Janus Venture Fund $0
Perkins Global Value Fund $0.3398
Perkins International Value Fund $0.0980

R-Class
Janus Balanced Fund $0.2026
Janus Contrarian Fund $0
Janus Enterprise Fund $0
Janus Forty Fund $0.2246
Janus Fund $0.0230
Janus Global Research Fund $0.0613
Janus Global Select Fund $0
Janus Growth and Income Fund $0.3459
Janus International Equity Fund $0.0549
Janus Overseas Fund $1.1981
Janus Triton Fund $0

S-Class
Janus Asia Equity Fund $0.1307
Janus Balanced Fund $0.2394
Janus Contrarian Fund $0
Janus Emerging Markets Fund $0.2203
Janus Enterprise Fund $0
Janus Forty Fund $0.3504
Janus Fund $0.0619
Janus Global Life Sciences Fund $0
Janus Global Real Estate Fund $0.1425
Janus Global Research Fund $0.1226
Janus Global Select Fund $0
Janus Global Technology Fund $0
Janus Growth and Income Fund $0.3967
Janus International Equity Fund $0.1001
Janus Overseas Fund $1.2764
Janus Preservation Series - Global $0
Janus Preservation Series - Growth $0
Janus Research Fund $0.2087
Janus Triton Fund $0
Janus Venture Fund $0
Perkins Global Value Fund $0.2682
Perkins International Value Fund $0.0049

T-Class
Janus Asia Equity Fund $0.1624
Janus Balanced Fund $0.2775
Janus Contrarian Fund $0.0279
Janus Emerging Markets Fund $0.2214
Janus Enterprise Fund $0.0848
Janus Forty Fund $0.4226
Janus Fund $0.1238
Janus Global Life Sciences Fund $0
Janus Global Real Estate Fund $0.1499
Janus Global Research Fund $0.2801
Janus Global Select Fund $0.0485
Janus Global Technology Fund $0
Janus Growth and Income Fund $0.4523
Janus International Equity Fund $0.0989
Janus Overseas Fund $1.4162
Janus Preservation Series - Global $0
Janus Preservation Series - Growth $0
Janus Research Fund $0.1721
Janus Triton Fund $0
Janus Venture Fund $0
Perkins Global Value Fund $0.3171
Perkins International Value Fund $0.0700


The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 73B correctly, the correct answer is as follows:

A-Class
Janus Asia Equity Fund $0.3307
Janus Balanced Fund $0.8552
Janus Contrarian Fund $0
Janus Emerging Markets Fund $0
Janus Enterprise Fund $4.3403
Janus Forty Fund $8.7554
Janus Fund $0.1933
Janus Global Life Sciences Fund $3.4390
Janus Global Real Estate Fund $0.4674
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $1.7921
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus Overseas Fund $0
Janus Preservation Series - Global $0.2512
Janus Preservation Series - Growth $0
Janus Research Fund $0.1294
Janus Triton Fund $0.8897
Janus Venture Fund $10.9391
Perkins Global Value Fund $0.4665
Perkins International Value Fund $0.1000

C-Class
Janus Asia Equity Fund $0.3307
Janus Balanced Fund $0.8552
Janus Contrarian Fund $0
Janus Emerging Markets Fund $0
Janus Enterprise Fund $4.3403
Janus Forty Fund $8.7554
Janus Fund $0.1933
Janus Global Life Sciences Fund $3.4390
Janus Global Real Estate Fund $0.4674
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $1.7921
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus Overseas Fund $0
Janus Preservation Series - Global $0.2512
Janus Preservation Series - Growth $0
Janus Research Fund $0.1294
Janus Triton Fund $0.8897
Janus Venture Fund $10.9391
Perkins Global Value Fund $0.4665
Perkins International Value Fund $0.1000

D-Class
Janus Asia Equity Fund $0.3307
Janus Balanced Fund $0.8552
Janus Contrarian Fund $0
Janus Emerging Markets Fund $0
Janus Enterprise Fund $4.3403
Janus Fund $0.1933
Janus Global Life Sciences Fund $3.4390
Janus Global Real Estate Fund $0.4674
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $1.7921
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus Overseas Fund $0
Janus Preservation Series - Global $0.2512
Janus Preservation Series - Growth $0
Janus Research Fund $0.1294
Janus Triton Fund $0.8897
Janus Twenty Fund $17.9506
Janus Venture Fund $10.9391
Perkins Global Value Fund $0.4665
Perkins International Value Fund $0.1000

I-Class
Janus Asia Equity Fund $0.3307
Janus Balanced Fund $0.8552
Janus Contrarian Fund $0
Janus Emerging Markets Fund $0
Janus Enterprise Fund $4.3403
Janus Forty Fund $8.7554
Janus Fund $0.1933
Janus Global Life Sciences Fund $3.4390
Janus Global Real Estate Fund $0.4674
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $1.7921
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus Overseas Fund $0
Janus Preservation Series - Global $0.2512
Janus Preservation Series - Growth $0
Janus Research Fund $0.1294
Janus Triton Fund $0.8897
Janus Venture Fund $10.9391
Perkins Global Value Fund $0.4665
Perkins International Value Fund $0.1000

N-Class
Janus Balanced Fund $0.8552
Janus Enterprise Fund $4.3403
Janus Forty Fund $8.7554
Janus Fund $0.1933
Janus International Equity Fund $0
Janus Overseas Fund $0
Janus Research Fund $0.1294
Janus Triton Fund $0.8897
Janus Venture Fund $10.9391
Perkins Global Value Fund $0.4665
Perkins International Value Fund $0.1000

R-Class
Janus Balanced Fund $0.8552
Janus Contrarian Fund $0
Janus Enterprise Fund $4.3403
Janus Forty Fund $8.7554
Janus Fund $0.1933
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus Overseas Fund $0
Janus Triton Fund $0.8897

S-Class
Janus Asia Equity Fund $0.3307
Janus Balanced Fund $0.8552
Janus Contrarian Fund $0
Janus Emerging Markets Fund $0
Janus Enterprise Fund $4.3403
Janus Forty Fund $8.7554
Janus Fund $0.1933
Janus Global Life Sciences Fund $3.4390
Janus Global Real Estate Fund $0.4674
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $1.7921
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus Overseas Fund $0
Janus Preservation Series - Global $0.2512
Janus Preservation Series - Growth $0
Janus Research Fund $0.1294
Janus Triton Fund $0.8897
Janus Venture Fund $10.9391
Perkins Global Value Fund $0.4665
Perkins International Value Fund $0.1000

T-Class
Janus Asia Equity Fund $0.3307
Janus Balanced Fund $0.8552
Janus Contrarian Fund $0
Janus Emerging Markets Fund $0
Janus Enterprise Fund $4.3403
Janus Forty Fund $8.7554
Janus Fund $0.1933
Janus Global Life Sciences Fund $3.4390
Janus Global Real Estate Fund $0.4674
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $1.7921
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus Overseas Fund $0
Janus Preservation Series - Global $0.2512
Janus Preservation Series - Growth $0
Janus Research Fund $0.1294
Janus Triton Fund $0.8897
Janus Twenty Fund $17.9506
Janus Venture Fund $10.9391
Perkins Global Value Fund $0.4665
Perkins International Value Fund $0.1000


The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 74U correctly, the correct answer is as follows (in 000's):

A-Class
Janus Asia Equity Fund 106
Janus Balanced Fund 28,006
Janus Contrarian Fund 2,056
Janus Emerging Markets Fund 35
Janus Enterprise Fund 1,228
Janus Forty Fund 8,807
Janus Fund 423
Janus Global Life Sciences Fund 790
Janus Global Real Estate Fund 1,495
Janus Global Research Fund 202
Janus Global Select Fund 505
Janus Global Technology Fund 344
Janus Growth and Income Fund 642
Janus International Equity Fund 4,171
Janus Overseas Fund 4,025
Janus Preservation Series - Global 278
Janus Preservation Series - Growth 1,997
Janus Research Fund 450
Janus Triton Fund 25,858
Janus Venture Fund 828
Perkins Global Value Fund 1,799
Perkins International Value Fund 20

C-Class
Janus Asia Equity Fund 89
Janus Balanced Fund 29,350
Janus Contrarian Fund 1,484
Janus Emerging Markets Fund 24
Janus Enterprise Fund 505
Janus Forty Fund 8,529
Janus Fund 131
Janus Global Life Sciences Fund 448
Janus Global Real Estate Fund 646
Janus Global Research Fund 99
Janus Global Select Fund 336
Janus Global Technology Fund 117
Janus Growth and Income Fund 340
Janus International Equity Fund 1,237
Janus Overseas Fund 1,794
Janus Preservation Series - Global 210
Janus Preservation Series - Growth 1,929
Janus Research Fund 73
Janus Triton Fund 9,871
Janus Venture Fund 113
Perkins Global Value Fund 518
Perkins International Value Fund 22

D-Class
Janus Asia Equity Fund 891
Janus Balanced Fund 45,774
Janus Contrarian Fund 104,192
Janus Emerging Markets Fund 1,109
Janus Enterprise Fund 14,280
Janus Fund 136,391
Janus Global Life Sciences Fund 23,388
Janus Global Real Estate Fund 3,083
Janus Global Research Fund 23,913
Janus Global Select Fund 127,260
Janus Global Technology Fund 29,718
Janus Growth and Income Fund 57,784
Janus International Equity Fund 1,750
Janus Overseas Fund 34,368
Janus Preservation Series - Global 249
Janus Preservation Series - Growth 869
Janus Research Fund 54,068
Janus Triton Fund 38,184
Janus Venture Fund 21,514
Perkins Global Value Fund 6,889
Perkins International Value Fund 142

I-Class
Janus Asia Equity Fund 388
Janus Balanced Fund 39,038
Janus Contrarian Fund 7,288
Janus Emerging Markets Fund 2,413
Janus Enterprise Fund 6,407
Janus Forty Fund 16,164
Janus Fund 3,521
Janus Global Life Sciences Fund 2,391
Janus Global Real Estate Fund 5,413
Janus Global Research Fund 1,881
Janus Global Select Fund 2,654
Janus Global Technology Fund 562
Janus Growth and Income Fund 1,055
Janus International Equity Fund 5,275
Janus Overseas Fund 11,479
Janus Preservation Series - Global 197
Janus Preservation Series - Growth 853
Janus Research Fund 3,009
Janus Triton Fund 52,650
Janus Venture Fund 2,233
Perkins Global Value Fund 2,734
Perkins International Value Fund 651

N-Class
Janus Balanced Fund 50,293
Janus Enterprise Fund 375
Janus Forty Fund 1,683
Janus Fund 480
Janus International Equity Fund 8,485
Janus Overseas Fund 5,050
Janus Research Fund 1,424
Janus Triton Fund 6,310
Janus Venture Fund 94
Perkins Global Value Fund 205
Perkins International Value Fund 98

R-Class
Janus Balanced Fund 9,769
Janus Contrarian Fund 108
Janus Enterprise Fund 846
Janus Forty Fund 3,896
Janus Fund 88
Janus Global Research Fund 33
Janus Global Select Fund 73
Janus Growth and Income Fund 64
Janus International Equity Fund 199
Janus Overseas Fund 2,301
Janus Triton Fund 6,557

S-Class
Janus Asia Equity Fund 88
Janus Balanced Fund 27,693
Janus Contrarian Fund 266
Janus Emerging Markets Fund 43
Janus Enterprise Fund 2,588
Janus Forty Fund 31,766
Janus Fund 984
Janus Global Life Sciences Fund 273
Janus Global Real Estate Fund 162
Janus Global Research Fund 736
Janus Global Select Fund 36
Janus Global Technology Fund 93
Janus Growth and Income Fund 835
Janus International Equity Fund 671
Janus Overseas Fund 14,320
Janus Preservation Series - Global 162
Janus Preservation Series - Growth 326
Janus Research Fund 70
Janus Triton Fund 14,325
Janus Venture Fund 95
Perkins Global Value Fund 22
Perkins International Value Fund 19

T-Class
Janus Asia Equity Fund 168
Janus Balanced Fund 145,976
Janus Contrarian Fund 58,277
Janus Emerging Markets Fund 134
Janus Enterprise Fund 14,399
Janus Forty Fund $676
Janus Fund 41,533
Janus Global Life Sciences Fund 16,391
Janus Global Real Estate Fund 1,734
Janus Global Research Fund 16,344
Janus Global Select Fund 45,935
Janus Global Technology Fund 13,086
Janus Growth and Income Fund 33,734
Janus International Equity Fund 857
Janus Overseas Fund 45,490
Janus Preservation Series - Global 172
Janus Preservation Series - Growth 1,251
Janus Research Fund 33,391
Janus Triton Fund 98,584
Janus Venture Fund 11,891
Perkins Global Value Fund 4,704
Perkins International Value Fund 58


The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 74V correctly, the correct answer is as follows:

A-Class
Janus Asia Equity Fund $9.29
Janus Balanced Fund $30.21
Janus Contrarian Fund $21.96
Janus Emerging Markets Fund $8.38
Janus Enterprise Fund $82.60
Janus Forty Fund $40.11
Janus Fund $40.66
Janus Global Life Sciences Fund $45.78
Janus Global Real Estate Fund $10.62
Janus Global Research Fund $61.07
Janus Global Select Fund $12.90
Janus Global Technology Fund $23.30
Janus Growth and Income Fund $45.05
Janus International Equity Fund $13.67
Janus Overseas Fund $36.48
Janus Preservation Series - Global $12.09
Janus Preservation Series - Growth $9.83
Janus Research Fund $43.95
Janus Triton Fund $23.09
Janus Venture Fund $63.44
Perkins Global Value Fund $14.36
Perkins International Value Fund $11.49

C-Class
Janus Asia Equity Fund $9.26
Janus Balanced Fund $30.08
Janus Contrarian Fund $21.31
Janus Emerging Markets Fund $8.31
Janus Enterprise Fund $79.49
Janus Forty Fund $37.47
Janus Fund $40.02
Janus Global Life Sciences Fund $44.13
Janus Global Real Estate Fund $10.55
Janus Global Research Fund $60.25
Janus Global Select Fund $12.60
Janus Global Technology Fund $22.47
Janus Growth and Income Fund $44.75
Janus International Equity Fund $13.40
Janus Overseas Fund $35.89
Janus Preservation Series - Global $11.88
Janus Preservation Series - Growth $9.61
Janus Research Fund $43.10
Janus Triton Fund $22.32
Janus Venture Fund $61.71
Perkins Global Value Fund $14.11
Perkins International Value Fund $11.45

D-Class
Janus Asia Equity Fund $9.33
Janus Balanced Fund $30.25
Janus Contrarian Fund $22.00
Janus Emerging Markets Fund $8.34
Janus Enterprise Fund $83.56
Janus Fund $40.88
Janus Global Life Sciences Fund $46.16
Janus Global Real Estate Fund $10.70
Janus Global Research Fund $60.33
Janus Global Select Fund $12.83
Janus Global Technology Fund $23.55
Janus Growth and Income Fund $45.06
Janus International Equity Fund $13.61
Janus Overseas Fund $36.44
Janus Preservation Series - Global $12.10
Janus Preservation Series - Growth $9.87
Janus Research Fund $44.22
Janus Triton Fund $23.30
Janus Venture Fund $64.21
Perkins Global Value Fund $14.48
Perkins International Value Fund $11.47

I-Class
Janus Asia Equity Fund $9.34
Janus Balanced Fund $30.26
Janus Contrarian Fund $22.01
Janus Emerging Markets Fund $8.36
Janus Enterprise Fund $83.94
Janus Forty Fund $40.41
Janus Fund $40.89
Janus Global Life Sciences Fund $46.22
Janus Global Real Estate Fund $10.69
Janus Global Research Fund $61.16
Janus Global Select Fund $12.86
Janus Global Technology Fund $23.66
Janus Growth and Income Fund $45.08
Janus International Equity Fund $13.63
Janus Overseas Fund $36.54
Janus Preservation Series - Global $12.15
Janus Preservation Series - Growth $9.89
Janus Research Fund $44.19
Janus Triton Fund $23.39
Janus Venture Fund $64.27
Perkins Global Value Fund $14.28
Perkins International Value Fund $11.47

N-Class
Janus Balanced Fund $30.22
Janus Enterprise Fund $84.03
Janus Forty Fund $40.38
Janus Fund $40.92
Janus International Equity Fund $13.61
Janus Overseas Fund $36.45
Janus Research Fund $44.19
Janus Triton Fund $23.41
Janus Venture Fund $64.36
Perkins Global Value Fund $14.22
Perkins International Value Fund $11.47

R-Class
Janus Balanced Fund $30.12
Janus Contrarian Fund $21.72
Janus Enterprise Fund $81.22
Janus Forty Fund $38.55
Janus Fund $40.50
Janus Global Research Fund $60.72
Janus Global Select Fund $12.76
Janus Growth and Income Fund $44.91
Janus International Equity Fund $13.48
Janus Overseas Fund $36.01
Janus Triton Fund $22.83

S-Class
Janus Asia Equity Fund $9.29
Janus Balanced Fund $30.21
Janus Contrarian Fund $21.96
Janus Emerging Markets Fund $8.34
Janus Enterprise Fund $82.29
Janus Forty Fund $39.47
Janus Fund $40.94
Janus Global Life Sciences Fund $45.46
Janus Global Real Estate Fund $10.64
Janus Global Research Fund $61.20
Janus Global Select Fund $12.97
Janus Global Technology Fund $23.15
Janus Growth and Income Fund $45.04
Janus International Equity Fund $14.02
Janus Overseas Fund $36.28
Janus Preservation Series - Global $12.05
Janus Preservation Series - Growth $9.80
Janus Research Fund $43.70
Janus Triton Fund $22.96
Janus Venture Fund $63.29
Perkins Global Value Fund $14.54
Perkins International Value Fund $11.53

T-Class
Janus Asia Equity Fund $9.30
Janus Balanced Fund $30.23
Janus Contrarian Fund $21.99
Janus Emerging Markets Fund $8.36
Janus Enterprise Fund $83.30
Janus Forty Fund $39.56
Janus Fund $40.96
Janus Global Life Sciences Fund $46.09
Janus Global Real Estate Fund $10.70
Janus Global Research Fund $60.28
Janus Global Select Fund $12.85
Janus Global Technology Fund $23.49
Janus Growth and Income Fund $45.05
Janus International Equity Fund $13.52
Janus Overseas Fund $36.43
Janus Preservation Series - Global $12.12
Janus Preservation Series - Growth $9.85
Janus Research Fund $44.23
Janus Triton Fund $23.21
Janus Venture Fund $63.82
Perkins Global Value Fund $14.46
Perkins International Value Fund $11.48